1 Morgan Stanley Basic Materials Conference New York, NY February 21, 2007 Exhibit 99.1

Statements in this presentation which are not statements of historical fact are “forward-looking statements” within the “safe harbor” provision of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Foundation Coal Holdings, Inc. at the time this presentation was made. Although Foundation Coal Holdings,
Inc. believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the section “Risk Factors” in the company’s Form 10-K filed with the Securities and Exchange Commission.
Also, this presentation contains certain financial measures, such as
EBITDA. As required by Securities and Exchange Commission Regulation
G, reconciliations of these measures to figures reported in Foundation
Coal’s consolidated financial statements are provided in the company’s annual and quarterly earnings releases.
FORWARD-LOOKING STATEMENTS AND
RECONCILIATION OF NON-GAAP MEASURES

• Diversified producer with major presence in NAPP and PRB
• Developing internal growth prospects and positioned to capitalize on external growth possibilities
• Solid margins driven by low cost structure
• Positive cash flow generation since IPO and projected positive cash flow in 2007
• Strong, sustainable long-term coal market fundamentals
• Experienced management focused on shareholder value
• Proven business plan for success
WHY INVEST IN FCL?

FOUNDATION COAL
HOLDINGS, INC.
FCL
LISTED
NYSE
DECEMBER
20
MONDAY
FOUNDATION COAL

FOUNDATION COAL
HOLDINGS, INC.

4 PERFORMANCE HIGHLIGHTS

$903.9
$992.5
$994.7
$1,316.9
$1,470.3
$1,485 - 1,575

$173.4
$160.4
$152.6
$309.6
$311.7
$300 - 350

64.4
67.2
63.5
68.8
73.0
72.0 - 77.5

Total Debt
$685
$685
$685
$665
$635
$635
$635
$635
$627
Debt to Adjusted EBITDA

FOUNDATION COAL
HOLDINGS, INC.

0
250
500
750
1,000
1,250
1,500
2002 2003 2004 2005 2006 2007
0
50
100
150
200
250
300
350
400
2002 2003 2004 2005 2006 2007
Notes: In millions
2002 – 04 data on pro forma basis
2005 data reflect results for successor company
2007 data per 2/15/07 guidance
Revenues Revenues Adjusted EBITDA Adjusted EBITDA
KEY PERFORMANCE HIGHLIGHTS
0
10
20
30
40
50
60
70
80
2002 2003 2004 2005 2006 2007
Coal Shipments Coal Shipments
4.5
3.8
3.2
2.5
1.9 1.9
2.0
2.1
2.0
590
600
610
620
630
640
650
660
670
680
690
Q4
04
Q1
05
Q2
05
Q3
05
Q4
05
Q1
06
Q2
06
Q3
06
Q4
06
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
Debt Repayment Debt Repayment
+ 69%
+ 87%
+ 16%

$/Share (2)

$/Share (2)

FOUNDATION COAL
HOLDINGS, INC.

STRONG POSITIVE FREE CASH FLOW
-$4.00
-$3.50
-$3.00
-$2.50
-$2.00
-$1.50
-$1.00
-$0.50
$0.00
$0.50
$1.00
$1.50
A FCL B C D E
Notes: (1) Represents cash flow from operating activities less purchases of property, plant & equipment, including amounts paid under coal leases (bonus bids, minimum royalties) and excludes amounts paid for acquisitions
(2) Shares used in the diluted earnings per share calculation, as of December 31, 2005 and December 31, 2006
(3) Company D data for nine months ended September 30, 2006
Sources: Earnings New Releases and cash flow statements in Form 10-Qs.
Free Free Cash Cash Flow Flow Comparison Comparison
(1) (1)
– – FCL FCL vs. vs. Peer Peer Companies Companies
2006 2006
(3) (3)
2005 2005
-$4.00
-$3.50
-$3.00
-$2.50
-$2.00
-$1.50
-$1.00
-$0.50
$0.00
$0.50
$1.00
$1.50
FCL C A D B E

• Large, diversified producer
• Safe, low-cost, highly productive
operations
• Effective use of technology
Note: *  Includes margin from non-coal related core assets
Source: Public company filings and press releases; EBITDA adjusted for unusual and one-time items
• Emphasis on continuous
improvement
• Experienced management team
FAVORABLE MARGIN COMPARISON
Key Key Margin Margin Drivers Drivers
18.5%
18.2%
16.8%
16.1%
20.3%
12.6%
0
5
10
15
20
25
30
FCL C B* D E A
Three-Year Average (2004 - 06)
21.2%
20.6%
16.7%
15.7%
21.8%
15.4%
0
5
10
15
20
25
30
E FCL C B A D
Full-Year 2006

8 ENERGY INDUSTRY OVERVIEW

FOB $/Ton (Eastern)
FOB $/Ton (SPRB)
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07

FOUNDATION COAL HOLDINGS, INC.

HAVE COAL PRICES FOUND NEW FLOOR?
Source: Platts Coal Outlook
Average Average Monthly Monthly Spot Spot Prices Prices
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
NYMEX Pitt 8, 4.0 LB. SO2 PRB 8800

$/MWh
Hydro
Nuclear
Coal
Renewables
Petroleum
Natural Gas

FOUNDATION COAL
HOLDINGS, INC.

COAL IS STILL THE MOST COMPETITIVE FOSSIL
FUEL FOR BASELOAD GENERATION
$81.58 $80.61
$59.57
$21.62
$17.27
$11.41
0
20
40
60
80
100
120
Power Power Production Production Cost Cost Comparison Comparison
Sources: Global Energy Advisors, via FERC Form 1 and EIA Form 906; based on average fuel costs of: Natural Gas -
$7.21/mmBtu, Petroleum - $5.55/mmBtu, Coal - $1.45/mmBtu, excludes environmental adders.

FUTURE DEMAND GROWTH THROUGH INCREASED
CAPACITY UTILIZATION AND NEW COAL PLANTS
Source: Energy Information Administration, Annual Energy Outlook 2007 (Early Release), Reference Case
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2005 2010 2015 2020 2025 2030
Electric Power Industrial & Other Coke Plants CTL
112 MM tons

Legend
CAIR states
Not Scrubbed
Scrubbed
Scrubbers Planned

Capacity (MW)
MM Tons

Source: Cambridge Energy Research Associates and various news sources
ADDITIONAL SCRUBBED CAPACITY WILL PROVIDE NEW
OUTLETS FOR HIGHER SULFUR COALS
Existing Existing and and Proposed Proposed Scrubbers Scrubbers at at U.S. U.S. Coal Coal Plants Plants
0
4
8
12
16
20
24
2007 2008 2009 2010 2011+
0
2
4
6
8
10
12
Scrubber Additions FCL NAPP/ILB Open Tons
• 97 GW of additional scrubbed capacity
proposed
• New FGD investments create the
potential for 266 mm tons of high
sulfur coal demand

America's Energy...

Our Focus

FOUNDATION COAL
HOLDINGS, INC.

13 FOUNDATION COAL OVERVIEW

Illinois Basin
Shipments (tons MM)
Sales ($ MM)
Reserves (tons MM)
Btu
Sulfur Content
1.2
$32.6
64.0
Medium
Medium
Central Appalachia
Shipments (1) (tons MM)
Sales (1) ($ MM)
Reserves (tons MM)
Btu
Sulfur Content
8.9
$418.4
197.2
High
Compliance
and Low
Northern Appalachia
Shipments (tons MM)
Sales ($ MM)
Reserves (tons MM)
Btu
Sulfur Content
13.8
$535.5
747.3
High
Medium
Headquarters
Baltimore, MD
Powder River Basin
FOUNDATION COAL
Shipments (1) (tons MM)
Revenues (1) ($ MM)
73.9
$1,470.3
1,635.3
Shipments (tons MM)
Sales ($ MM)
Reserves (tons MM)
Btu
Sulfur Content
49.9
$418.8
626.8
Low
Compliance
Reserves (tons MM)
Production (tons MM) 50.0
Production (1) (tons MM)
71.6
Avg. Realization ($/Ton)
$8.39
Avg. Realization (1) ($/Ton) $19.48
Production (tons MM)
1.2
Avg. Realization ($/Ton)
$27.26
Production (tons MM)
13.4
Avg. Realization ($/Ton) $38.81
Production (tons MM)
7.0
Avg. Realization ($/Ton) $50.17
Note: LTM production, shipment, sales, average realization, and reserve figures as of 12/31/06.
(1) Shipments, sales, and average realization include tons that were purchased and resold.
DIVERSIFIED OPERATIONS

PRICED AND UNPRICED TONNAGE
(AS OF 1/24/07)
70%
48%
19%
30%
52%
81%
98%
2%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2007 2008 2009 2010
Total Total PRB PRB
Eastern Eastern Steam Steam Metallurgical Metallurgical
Committed and priced Uncommitted and unpriced
74%
56%
24%
26%
44%
76%
100%
0%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2007 2008 2009 2010
58%
28%
7%
42%
72%
93%
94%
6%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2007 2008 2009 2010
15%
0% 0%
85%
100% 100%
73%
27%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2007 2008 2009 2010
25.6 MM 42.0 MM 64.0 MM 2.5 MM

• Powder River Basin
– Belle Ayr Mine can expand to 30 million tons of capacity by 2008, if market warrants
• Phase I (2006) 5 million tons
• Phase II (2008) 5 million tons possible
• Phase III (by 2012) 10 million tons possible
– Eagle Butte LBA in 2007 is expected to add approximately 230 million tons of additional reserves
• Central Appalachia
– Harts Creek reserve
• 63.8 million tons of high quality, low sulfur reserves
• 1.5 million tons per year of run-rate production
• Northern Appalachia
– Foundation Mine
• Several hundred million tons of high Btu Pittsburgh Seam reserves
• 6-7 million tons of run-rate replacement production
– Freeport reserve (continuous miner)
• 70+ million tons of high Btu, low sulfur steam/metallurgical grade reserves
• 3 million tons per year of run-rate production
A WEALTH OF GROWTH AND SUSTAINABILITY
PROJECTS ENSURE FUTURE PRODUCTION POTENTIAL

Enterprise Value/2007 EBITDA

FOUNDATION COAL
HOLDINGS, INC.

FCL VALUATION VERSUS ITS PEERS
Valuation Valuation Comparison  Comparison
Notes: 2007 EBITDA per 2/20/07 First Call Mean, Enterprise Value as of 2/9/07
0x
2x
4x
6x
8x
10x
12x
A F D FCL G B E C
< 50 MM TPY, regional
> 50 MM TPY, diversified
> 50 MM TPY, regional

• Major player in NAPP and PRB
• Successful business strategy
• Proven record of performance
• Well-balanced near-term and future contract
position
• Favorable long-term market fundamentals
• Excellent long-term outlook
Solid company, solid performance
SUMMARY

FOUNDATION COAL

HOLDINGS, INC.

FOUNDATION COAL
HOLDINGS, INC.

19